Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2006

Boston Properties, Inc.

First Quarter 2006

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development and acquisition activity, the ability to effectively integrate acquisitions, the costs and availability of financing (including the impact of interest rates on our hedging program), the effects of local economic and market conditions, the effects of acquisitions and dispositions, including possible impairment charges, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

First Quarter 2006

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes two hotels. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. Government and a diverse array of high-credit tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-three individuals average twenty-five years of real estate experience and fifteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, and Edward H. Linde, our President and Chief Executive Officer. Each has a national reputation, which attracts business and investment opportunities. In addition, our three Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of ten distinquished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: Concentrating on a few carefully selected markets - characterized by high barriers to the creation of new supply and strong real estate fundamentals - where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities primarily with existing owners of land parcels who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of March 31, 2006)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties	123
Total Square Feet	42.7 million
Common Shares and Units Outstanding (as converted)	139.2 million
Dividend - Quarter/Annualized	$0.68/$2.72
Dividend Yield	2.92%
Total Market Capitalization	$17.7 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (S&P and Fitch)

Boston Properties, Inc.

First Quarter 2006

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman	Carol B. Einiger	Douglas T. Linde	Mitchell S. Landis
Chairman of the Board	Director	Executive Vice President, Chief Financial Officer and Treasurer	Senior Vice President and Regional Manager of Princeton

Edward H. Linde	Alan J. Patricof	E. Mitchell Norville	Robert E. Pester
President and Chief Executive Officer, Director	Director, Chairman of Audit Committee	Executive Vice President for Operations	Senior Vice President and Regional Manager of San Francisco

Lawrence S. Bacow	Richard E. Salomon	Raymond A. Ritchey	Robert E. Selsam
Director	Director, Chairman of Compensation Committee	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of New York

Zoë Baird	Martin Turchin	Peter D. Johnston	Frank D. Burt
Director	Director	Senior Vice President and Regional Manager of Washington, D.C.	Senior Vice President and General Counsel

William M. Daley	David A. Twardock
Director, Chairman of Nominating & Corporate Governance Committee	Director	Bryan J. Koop Senior Vice President and Regional Manager of Boston	Arthur S. Flashman Vice President and Controller

Company Information

Corporate Headquarters 111 Huntington Avenue Suite 300 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	Trading Symbol BXP Stock Exchange Listing New York Stock Exchange	Investor Relations Boston Properties, Inc. 111 Huntington Avenue, Suite 300 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquires

Financial inquiries should be directed to Michael Walsh, Senior Vice President - Finance, at 617.236.3410 or

mwalsh@bostonproperties.com

Investor or media inquires should be directed to Kathleen DiChiara, Investor Relations Manager, at 617.236.3343 or

kdichiara@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q1 2006	Q4 2005	Q3 2005	Q2 2005	Q1 2005
High Price	$96.87	$76.05	$76.25	$70.00	$63.65
Low Price	$75.36	$65.11	$69.23	$59.65	$56.93
Average Closing Price	$83.64	$71.40	$72.21	$65.92	$60.15
Closing Price, at the end of the quarter	$93.25	$74.13	$70.90	$70.00	$60.23
Dividends per share - annualized (1)	$2.72	$2.72	$2.72	$2.72	$2.60
Closing dividend yield - annualized	2.92%	3.67%	3.84%	3.89%	4.32%
Closing common shares outstanding, plus common units and preferred units on an as-converted basis (thousands)	139,213	139,158	139,153	138,389	137,634
Closing market value of outstanding shares and units (thousands)	$12,981,612	$10,315,783	$9,865,948	$9,687,230	$8,289,696

(1)	Reflects dividend increase from $0.65 per share to $0.68 per share - effective Q2 2005. Excludes special dividend of $2.50 per share paid on October 31, 2005.

Timing

Quarterly results for 2006 will be announced according to the following schedule:

Second Quarter	Late July 2006
Third Quarter	Late October 2006
Fourth Quarter	Late January 2007

Boston Properties, Inc.

First Quarter 2006

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage
David Aubuchon	Anthony Paolone / Michael Mueller	Chris Brown	Rating Agencies:
A.G. Edwards & Sons	J.P. Morgan Securities	Banc of America Securities
314.955.5452	212.622.6682 / 212.622.6689	704.386.2524	Jan Svec
			Fitch Ratings

Ross Nussbaum / John Kim	David Harris / David Toti	Sue Berliner / Elizabeth Carter	212.908.0304
Banc of America Securities	Lehman Brothers	Bear Stearns & Company
212.847.5668 / 212.847.5761	212.526.1790 / 212.526.2002	212.272.3824 / 212.272.0217	Karen Nickerson
			Moody’s Investors Service

Ross Smotrich / Jeffrey Langbaum	Steve Sakwa / Ian Weissman	Thomas Cook	212.553.4924
Bear Stearns & Company	Merill Lynch & Company	Citigroup Global Markets
212.272.8046 / 212.272.4201	212.449.0335 / 212.449.6255	212.723.1112	James Fielding
			Standard & Poor’s

Jonathan Litt / Jordan Sadler	David Cohen / Matthew Ostrower	Thierry Perrein	212.438.2452
Citigroup Global Markets	Morgan Stanley & Company	Credit Suisse First Boston
212.816.0231 / 212.816.0438	212.761.8564 / 212.761.6284	212.538.8618

Louis Taylor / Kristin Brown	Sri Nagarajan	Scott O’Shea
Deutsche Bank Securities	RBC Capital Markets	Deutsche Bank Securities
203.863.2381 / 212.250.6799	212.428.2360	212.250.7190

Wilkes Graham / Saad Hashemy	John Guinee / Eli Fleminger	Mark Streeter
Friedman, Billings, Ramsey	Stifel, Nicolaus & Company	J.P. Morgan Securities
703.312.9737 / 703.469.1218	410.454.5520 / 410.454.4830	212.834.5086

Jay Habermann / Sloan Bohlen		John Forrey / James Rank
Goldman Sachs & Company		Merrill Lynch & Company
917.343.4260 / 212.902.2796		212.449.1812 / 212.449.6533

Jim Sullivan / Michael Knott
Green Street Advisors
949.640.8780

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

First Quarter 2006

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 through 11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on page 51.

	Three Months Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Income Items:
Revenue	$356,104	$366,333	$359,094	$357,935	$354,273
Straight line rent (SFAS 13)	$13,155	$13,596	$12,287	$19,294	$20,871
Fair value lease revenue (SFAS 141) (1)	$417	$293	$294	$295	$292
Lease termination fees (included in revenue)	$812	$4,038	$2,087	$3,979	$1,226
Capitalized interest	$1,692	$2,425	$1,734	$866	$693
Capitalized wages	$1,353	$1,340	$1,492	$1,422	$1,649
Operating Margins [(rental revenue - rental expense)/rental revenue] (2)	68.2%	68.4%	68.4%	69.5%	68.9%
Net income available to common shareholders	$67,737	$154,063	$57,551	$165,490	$61,242
Funds from operations (FFO) available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (3) (4)	$119,210	$126,701	$123,671	$121,309	$117,301
FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.03	$1.09	$1.07	$1.06	$1.03
Net income available to common shareholders per share - basic	$0.60	$1.35	$0.51	$1.46	$0.56
Net income available to common shareholders per share - diluted	$0.59	$1.32	$0.50	$1.43	$0.55
Dividends per common share (5)	$0.68	$0.68	$3.18	$0.68	$0.65
Funds available for distribution to common shareholders and common unitholders (FAD) (4)	$104,527	$101,976	$110,836	$92,165	$114,618

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (6)	2.81	2.93	2.88	2.54	2.59
Interest Coverage Ratio (including capitalized interest) - cash basis (6)	2.75	2.84	2.81	2.51	2.57
FFO Payout Ratio (7)	66.02%	62.39%	63.55%	64.15%	63.11%
FAD Payout Ratio (8)	87.41%	89.33%	82.25%	98.15%	75.01%

	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Capitalization:

Total Debt	$4,696,713	$4,826,254	$4,921,867	$4,898,757	$5,011,016
Price @ Quarter End	$93.25	$74.13	$70.90	$70.00	$60.23
Equity Value @ Quarter End	$12,981,612	$10,315,783	$9,865,948	$9,687,230	$8,289,696
Total Market Capitalization (9)	$17,678,325	$15,142,037	$14,787,815	$14,585,987	$13,300,712
Debt/Total Market Capitalization (9)	26.57%	31.87%	33.28%	33.59%	37.67%

(1)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(2)	Rental Expense includes operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity amounts totaling $7,983, $8,287, $9,057, $6,992 and $6,476 for the three months ended March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively.
(3)	For a quantitative reconciliation of the differences between FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate and net income available to common shareholders see page 9. The supplemental adjustment is only applicable for the three months ended June 30, 2005.
(4)	For a quantitative reconciliation of the differences between FAD and FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate, see page 11.
(5)	For the three months ended September 30, 2005, dividends per share include the $2.50 per common share special dividend paid on October 31, 2005.
(6)	For additional detail, see page 11.
(7)	Dividends per common share divided by FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted. For the three months ended September 30, 2005, excludes the $2.50 special dividend paid on October 31, 2005.
(8)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders divided by FAD. For the three months ended September 30, 2005, excludes the $2.50 per share special dividend paid on October 31, 2005.
(9)	For additional detail, see page 13.

Boston Properties, Inc.

First Quarter 2006

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
ASSETS
Real estate	$8,864,907	$8,724,954	$8,792,127	$8,736,776	$9,024,693
Construction in progress	107,051	177,576	144,009	99,727	66,699
Land held for future development	189,024	248,645	244,783	239,314	234,010
Real estate held for sale	—	—	444	—	35,217
Less accumulated depreciation	(1,320,712)	(1,265,073)	(1,237,469)	(1,190,465)	(1,195,648)

Total real estate	7,840,270	7,886,102	7,943,894	7,885,352	8,164,971
Cash and cash equivalents	32,214	261,496	450,577	507,182	209,307
Cash held in escrows	23,715	25,618	27,552	29,077	25,613
Investments in marketable securities	—	—	37,500	25,000	—
Tenant and other receivables, net	41,458	52,668	32,463	28,230	27,442
Accrued rental income, net	316,048	302,356	292,289	280,257	272,035
Deferred charges, net	246,214	242,660	239,443	243,674	255,695
Prepaid expenses and other assets	91,646	41,261	63,859	43,042	63,073
Investments in unconsolidated joint ventures	98,836	90,207	96,311	82,810	79,855

Total assets	$8,690,401	$8,902,368	$9,183,888	$9,124,624	$9,097,991

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$3,185,550	$3,297,192	$3,450,904	$3,427,892	$3,540,242
Unsecured senior notes, net of discount	1,471,163	1,471,062	1,470,963	1,470,865	1,470,774
Unsecured line of credit	40,000 (1)	58,000 (1)	— (1)	—	—
Accounts payable and accrued expenses	86,938	109,823	81,730	92,649	105,009
Dividends and distributions payable	95,344	107,643	443,437	95,597	91,259
Accrued interest payable	39,269	47,911	39,443	47,744	41,987
Other liabilities	98,296	154,123	137,526	132,427	134,716

Total liabilities	5,016,560	5,245,754	5,624,003	5,267,174	5,383,987

Commitments and contingencies	—	—	—	—	—

Minority interests	735,185	739,268	725,077	795,767	782,532

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 112,813,657, 112,542,262, 112,500,887, 111,403,373 and 110,442,177 outstanding, respectively	1,128	1,125	1,125	1,114	1,104
Additional paid-in capital	2,759,580	2,745,719	2,749,432	2,679,447	2,639,806
Earnings in excess of dividends	173,129	182,105	104,559	404,635	314,907
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Unearned compensation	—	—	(5,564)	(5,503)	(6,160)
Accumulated other comprehensive income (loss)	7,541	(8,881)	(12,022)	(15,288)	(15,463)

Total stockholders’ equity	2,938,656	2,917,346	2,834,808	3,061,683	2,931,472

Total liabilities and stockholders’ equity	$8,690,401	$8,902,368	$9,183,888	$9,124,624	$9,097,991

(1)	On July 19, 2005, the Company refinanced its $225.0 million mortgage loan collateralized by 599 Lexington Avenue through a secured draw from the Unsecured Line of Credit. As a result, the $225.0 million that was drawn on the line of credit is reflected within Mortgage Notes Payable.

Boston Properties, Inc.

First Quarter 2006

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-06	31-Dec-05	30-Sep-05	30-Jun-05		31-Mar-05
Revenue:
Rental
Base Rent	$276,398	$279,583	$274,523	$277,359		$278,748
Recoveries from tenants	47,193	44,098	43,983	41,836		43,337
Parking and other	13,829	14,051	13,470	14,121		13,925

Total rental revenue	337,420	337,732	331,976	333,316		336,010
Hotel revenue	12,343	22,161	17,453	17,566		12,096
Development and management services	4,376	3,714	4,923	4,137		4,536
Interest and other	1,965	2,726	4,742	2,916		1,631

Total revenue	356,104	366,333	359,094	357,935		354,273

Expenses:
Operating	67,187	68,440	66,387	63,379		63,695
Real estate taxes	45,427	43,844	44,725	43,076		44,789
Hotel operating	11,477	16,125	12,260	12,495		10,809
General and administrative	14,642	13,136	13,270	14,252		14,813
Interest (1)	74,817	74,804	75,700	78,233		79,354
Depreciation and amortization	66,847	66,290	65,717	67,026		67,796
Losses from early extinguishments of debt	467	—	—	12,896	(2)	—

Total expenses	280,864	282,639	278,059	291,357		281,256

Income before minority interests and income from unconsolidated joint ventures	75,240	83,694	81,035	66,578		73,017
Minority interest in property partnerships	1,236	1,366	1,527	1,472		1,652
Income from unconsolidated joint ventures	1,290	1,530	1,117	847		1,335

Income before minority interest in Operating Partnership	77,766	86,590	83,679	68,897		76,004
Minority interest in Operating Partnership (3)	(15,470)	(16,928)	(26,874)	(14,596)		(15,677)

Income before gains on sales of real estate and land held for development	62,296	69,662	56,805	54,301		60,327
Gains on sales of real estate, net of minority interest	5,441	48,542	—	102,073		1,208

Income before discontinued operations	67,737	118,204	56,805	156,374		61,535
Income (loss) from discontinued operations, net of minority interest	—	730	746	727		(293)
Gains on sales of real estate from discontinued operations, net of minority interest	—	39,364	—	8,389		—

Income before cumulative effect of a change in accounting principle	67,737	158,298	57,551	165,490		61,242
Cumulative effect of a change in accounting principle	—	(4,235)	—	—		—

Net income available to common shareholders	$67,737	$154,063	$57,551	$165,490		$61,242

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income available to common shareholders per share - basic	$0.60	$1.35	$0.51	$1.46		$0.56

Net income available to common shareholders per share - diluted	$0.59	$1.32	$0.50	$1.43		$0.55

(1)	Interest expense is reported net of capitalized interest of $1,692, $2,425, $1,734, $866 and $693 for the three months ended March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively.
(2)	Includes $11.0 million of losses from early extinguishments of debt associated with the sales of real estate.
(3)	Equals minority interest share of 15.95%, 16.02%, 16.20% 16.42% and 16.41% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

First Quarter 2006

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three months ended
	31-Mar-06	31-Dec-05	30-Sep-05		30-Jun-05	31-Mar-05
Net income available to common shareholders	$67,737	$154,063	$57,551		$165,490	$61,242
Add:
Minority interest in Operating Partnership	15,470	16,928	26,874		14,596	15,677
Cumulative effect of a change in accounting principle, net of minority interest	—	4,235	—		—	—
Less:
Minority interest in property partnerships	1,236	1,366	1,527		1,472	1,652
Income from unconsolidated joint ventures	1,290	1,530	1,117		847	1,335
Gain on sales of real estate, net of minority interest	5,441	48,542	—		102,073	1,208
Income (loss) from discontinued operations, net of minority interest	—	730	746		727	(293)
Gain on sales of real estate from discontinued operations, net of minority interest	—	39,364	—		8,389	—

Income before minority interests and income from unconsolidated joint ventures	75,240	83,694	81,035		66,578	73,017
Add:
Real estate depreciation and amortization (1)	68,674	67,987	67,702		69,247	69,540
Income (loss) from discontinued operations	—	869	890		871	(351)
Income from unconsolidated joint ventures	1,290	1,530	1,117		847	1,335
Less:
Minority property partnerships’ share of funds from operations	268	114	(32)		106	(75)
Preferred dividends and distributions	3,110	3,098	3,200	(2)	3,340	3,280

Funds from operations (FFO)	141,826	150,868	147,576		134,097	140,336
Add:
Losses from early extinguishments of debt associated with the sales of real estate	—	—	—		11,041	—

FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	141,826	150,868	147,576		145,138	140,336
Less:
Minority interest in Operating Partnership’s share of funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	22,616	24,167	23,905		23,829	23,035

FFO available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (3)	$119,210	$126,701	$123,671		$121,309	$117,301

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - basic	$1.06	$1.13	$1.11		$1.10	$1.06

FFO per share - basic	$1.06	$1.13	$1.11		$1.01	$1.06

Weighted average shares outstanding - basic	112,509	112,340	111,776		110,764	110,187

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.03	$1.09	$1.07		$1.06	$1.03

FFO per share - basic	$1.03	$1.09	$1.07		$0.98	$1.03

Weighted average shares outstanding - diluted	120,013	119,497	119,177		118,460	117,721

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $66,847, $66,290, $65,717, $67,026 and $67,796, our share of unconsolidated joint venture real estate depreciation and amortization of $2,304, $2,174, $2,188, $2,394 and $1,798 and depreciation and amortization from discontinued operations of $0, $63, $190, $193 and $366 less corporate related depreciation of $477, $540, $393, $366 and $420 for the three months ended March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively.
(2)	Excludes approximately $12.1 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(3)	Based on weighted average shares for the quarter. Company’s share for the quarter ended March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005 was 84.05%, 83.98%, 83.80%, 83.58% and 83.59% 83.49%, respectively.

Boston Properties, Inc.

First Quarter 2006

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	March 31, 2006		December 31, 2005		September 30, 2005			June 30, 2005		March 31, 2005
	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)		Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$141,826	133,853	$150,868	133,768	$147,576		133,381	$145,138	132,522	$140,336	131,825
Effect of Dilutive Securities
Convertible Preferred Units	3,110	4,857	3,098	4,857	3,200	(1)	5,087	3,340	5,357	3,280	5,357
Stock Options and other	—	2,648	—	2,300	—		2,314	—	2,339	—	2,177

Diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$144,936	141,358	$153,966	140,925	$150,776		140,782	$148,478	140,218	$143,616	139,359
Less:
Minority interest in Operating Partnership’s share of diluted funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	21,885	21,345	23,411	21,428	23,139		21,605	23,039	21,758	22,299	21,638

Company’s share of diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (2)	$123,051	120,013	$130,555	119,497	$127,637		119,177	$125,439	118,460	$121,317	117,721

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - basic	$1.06		$1.13		$1.11			$1.10		$1.06

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.03		$1.09		$1.07			$1.06		$1.03

(1)	Excludes approximately $12.1 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(2)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005 was 84.90%, 84.79%, 84.65%, 84.48% and 84.47%, respectively.

Boston Properties, Inc.

First Quarter 2006

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (see page 9)	$141,826	$150,868	$147,576	$145,138	$140,336
2nd generation tenant improvements and leasing commissions	(17,459)	(26,663)	(19,582)	(29,012)	(4,730)
Straight-line rent	(13,155)	(13,596)	(12,287)	(19,294)	(20,871)
Recurring capital expenditures	(4,206)	(9,076)	(5,637)	(6,195)	(1,461)
Fair value interest adjustment	(824)	(821)	(818)	(812)	(798)
Fair value lease revenue (SFAS 141)	(417)	(293)	(294)	(295)	(292)
Hotel improvements, equipment upgrades and replacements	(4,263)	(1,860)	(1,539)	(182)	(516)
Non real estate depreciation	477	540	393	366	420
Stock-based compensation	2,548	1,749	1,548	1,584	2,101
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	—	1,128	1,476	867	429

Funds available for distribution to common shareholder and common unitholders (FAD)	$104,527	$101,976	$110,836	$92,165	$114,618

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Excluding Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$75,240	$83,694	$81,035	$66,578	$73,017
Interest expense	74,817	74,804	75,700	78,233	79,354
Depreciation and amortization expense	66,847	66,290	65,717	67,026	67,796
Depreciation from joint ventures	2,304	2,174	2,188	2,394	1,798
Income from unconsolidated joint ventures	1,290	1,530	1,117	847	1,335
Discontinued operations - depreciation expense	—	63	190	193	366
Discontinued operations	—	869	890	871	(351)
Straight-line rent	(13,155)	(13,596)	(12,287)	(19,294)	(20,871)
Fair value lease revenue (SFAS 141)	(417)	(293)	(294)	(295)	(292)

Subtotal	206,926	215,535	214,256	196,553	202,152

Divided by:
Interest expense (1)	73,644	73,540	74,514	77,410	77,988

Interest Coverage Ratio	2.81	2.93	2.88	2.54	2.59

Including Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$75,240	$83,694	$81,035	$66,578	$73,017
Interest expense	74,817	74,804	75,700	78,233	79,354
Depreciation and amortization expense	66,847	66,290	65,717	67,026	67,796
Depreciation from joint ventures	2,304	2,174	2,188	2,394	1,798
Income from unconsolidated joint ventures	1,290	1,530	1,117	847	1,335
Discontinued operations - depreciation expense	—	63	190	193	366
Discontinued operations	—	869	890	871	(351)
Straight-line rent	(13,155)	(13,596)	(12,287)	(19,294)	(20,871)
Fair value lease revenue (SFAS 141)	(417)	(293)	(294)	(295)	(292)

Subtotal	206,926	215,535	214,256	196,553	202,152

Divided by:
Interest expense (1) (2)	75,336	75,965	76,248	78,276	78,681

Interest Coverage Ratio	2.75	2.84	2.81	2.51	2.57

(1)	Excludes amortization of financing costs of $1,173, $1,264, $1,186, $823 and $1,366 for the quarters ended March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively.
(2)	Includes capitalized interest of $1,692, $2,425, $1,734, $866 and $693 for the quarters ended March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively.

Boston Properties, Inc.

First Quarter 2006

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company’s application of SFAS No. 144 results in the presentation of the net operating results of these qualifying properties sold or held for sale during 2005 and 2004 as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively.

	Three Months Ended
	31-Mar-06	31-Dec-05	30-Sep-05	30-Jun-05	31-Mar-05
Total Revenue (1)	$—	$2,031	$2,711	$2,739	$1,919
Expenses:
Operating	—	28	105	191	427
Hotel operating	—	1,071	1,526	1,484	1,477
Depreciation and amortization	—	63	190	193	366

Total Expenses	—	1,162	1,821	1,868	2,270
Income before minority interest in Operating Partnership	—	869	890	871	(351)
Minority interest in Operating Partnership	—	139	144	144	(58)

Income (loss) from discontinued operations (net of minority interest)	$—	$730	$746	$727	$(293)

Properties (2):		Residence Inn by Marriott®	Residence Inn by Marriott®	Residence Inn by Marriott®	Residence Inn by Marriott®
		40-46 Harvard Street	40-46 Harvard Street	40-46 Harvard Street	40-46 Harvard Street
				Old Federal Reserve	Old Federal Reserve

(1)	The impact of the straight-line rent adjustment increased (decreased) revenue by $0, $0, $(1), $(1) and $(1) for the three months ended March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively.
(2)	Discontinued operations does not include the operations of Embarcadero Center West Tower, 100 East Pratt Street and Riverfront Plaza due to the Company’s continuing involvement in the management, for a fee, of these properties subsequent to the sales through agreements with the buyers.

Boston Properties, Inc.

First Quarter 2006

CAPITAL STRUCTURE

Debt

(in thousands)

Aggregate Principal March 31, 2006
Mortgage Notes Payable	$3,185,550
Unsecured Line of Credit	40,000
Unsecured Senior Notes, net of discount	1,471,163

Total Debt	$4,696,713

Boston Properties Limited Partnership Unsecured Senior Notes

					Total/Average
Settlement Date	5/22/03	3/18/03	1/17/03	12/31/02
Principal Amount	$250,000	$300,000	$175,000	$750,000	$1,475,000
Yield (on issue date)	5.075%	5.636%	6.280%	6.296%	5.95%
Coupon	5.000%	5.625%	6.250%	6.250%	5.91%
Discount	99.329%	99.898%	99.763%	99.650%	99.659%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$1,370	$248	$324	$1,895	$3,837

Unsecured Senior Notes, net of discount	$248,630	$299,752	$174,676	$748,105	$1,471,163

Equity

(in thousands)

	Shares/Units Outstanding as of 3/31/06	Common Stock Equivalents		Equivalent (1)
Common Stock	112,814	112,814	(2)	$10,519,906
Common Operating Partnership Units	21,542	21,542	(3)	2,008,792
Series Two Preferred Operating Partnership Units	3,701	4,857		452,915

Total Equity		139,213		$12,981,612

Total Debt				4,696,713

Total Market Capitalization				$17,678,325

(1)	Value based on March 31, 2006 closing price of $93.25 per share of common stock.
(2)	Includes 161 shares of restricted stock.
(3)	Includes 348 long-term incentive plan units.

Boston Properties, Inc.

First Quarter 2006

DEBT ANALYSIS

Debt Maturities and Principal Payments

(in thousands)

	2006	2007	2008	2009	2010	Thereafter	Total
Floating Rate Debt	$23,875	$265,000	$475,000	$—	$—	$—	$763,875
Fixed Rate Debt	111,072	181,377	801,323	188,278	134,778	2,516,010	3,932,838

Total Debt	$134,947	$446,377	$1,276,323	$188,278	$134,778	$2,516,010	$4,696,713

Weighted Average Floating Rate Debt	6.40%	5.09%	5.25%	—	—	—	5.23%
Weighted Average Fixed Rate Debt	7.95%	6.61%	6.84%	7.11%	7.96%	6.51%	6.70%

Total Weighted Average Rate	7.67%	5.71%	6.25%	7.11%	7.96%	6.51%	6.46%

Unsecured Debt

Unsecured Line of Credit - Matures October 30, 2007

(in thousands)

Facility	Outstanding @ 3/31/2006		Letters of Credit	Remaining Capacity @ 3/31/2006
$605,000	$40,000	(1)	$8,536	$331,464	(1)

(1)	$225 million drawn on the unsecured line of credit is secured by 599 Lexington Avenue and is included under Mortgage Notes Payable.

Unsecured and Secured Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	32.17%	5.93%	7.5 years
Secured Debt	67.83%	6.71%	3.7 years

Total Debt	100.00%	6.46%	4.9 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	16.26%	5.23%	2.0 years
Fixed Rate Debt	83.74%	6.70%	5.5 years

Total Debt	100.00%	6.46%	4.9 years

Interest Rate Hedging Instruments (2)

	Notional Amount	Weighted Average Treasury Rate	Effective Date	Maturity Date
Forward-starting interest rate swaps	$500,000	4.34%	2/1/2007	2/1/2017

(2)	The Company has entered into a series of interest rate hedges to lock in the 10-year treasury rate and 10-year swap spread in contemplation of obtaining long-term fixed rate financing to finance or refinance properties in the Company’s existing portfolio.

Boston Properties, Inc.

First Quarter 2006

DEBT MATURITIES AND PRINCIPAL PAYMENTS

(in thousands)

Property	2006		2007		2008	2009	2010	Thereafter	Total
Citigroup Center	$5,407		$7,676		$8,246	$8,858	$9,516	$456,632	$496,335
Times Square Tower	—		—		475,000	—	—	—	475,000
Embarcadero Center One and Two	4,157		5,877		278,912	—	—	—	288,946
Prudential Center	3,914		5,619		259,706	—	—	—	269,239
280 Park Avenue	2,664		3,798		4,099	4,423	4,773	235,499	255,256
599 Lexington Avenue	—		225,000	(1)		—	—	—	225,000
Embarcadero Center Four	3,040		4,346		129,712	—	—	—	137,098
Embarcadero Center Three	2,019		132,726		—	—	—	—	134,745
Democracy Center	1,707		2,421		2,597	91,132	—	—	97,857
One Freedom Square	1,514		2,122		2,245	2,375	2,513	68,753	79,522
Capital Gallery	74,125	(2)	—		—	—	—	—	74,125
New Dominion Technology Park, Building Two	—		—		—	—	—	63,000	63,000
202, 206 & 214 Carnegie Center	591		845		916	994	56,306	—	59,652
140 Kendrick Street	1,047		1,466		1,549	1,637	1,730	52,119	59,548
1330 Connecticut Avenue	1,679		2,346		2,452	2,577	2,701	45,021	56,776
New Dominion Technology Park, Building One	654		1,379		1,481	1,594	1,715	49,249	56,072
Reservoir Place	1,202		1,572		1,666	48,592	—	—	53,032
504, 506 & 508 Carnegie Center	915		1,314		40,914	—	—	—	43,143
10 & 20 Burlington Mall Rd & 91 Hartwell	607		861		925	994	1,069	32,524	36,980
10 Cambridge Center	541		777		844	916	29,677	—	32,755
Sumner Square	454		645		694	747	804	24,691	28,035
1301 New York Avenue	1,159		1,651		1,781	21,628	—	—	26,219
Eight Cambridge Center	490		702		757	819	22,911	—	25,679
510 Carnegie Center	511		735		23,519	—	—	—	24,765
University Place	610		864		925	992	1,063	17,359	21,813
Reston Corporate Center	522		745		20,524	—	—	—	21,791
Bedford Business Park	620		890		16,859	—	—	—	18,369
191 Spring Street	18,086		—		—	—	—	—	18,086
Montvale Center	6,712		—		—	—	—	—	6,712

	134,947		406,377		1,276,323	188,278	134,778	1,044,847	3,185,550

Unsecured Senior Notes	—		—		—	—	—	1,471,163	1,471,163
Unsecured Line of Credit	—		40,000		—	—	—	—	40,000

	$134,947		$446,377		$1,276,323	$188,278	$134,778	$2,516,010	$4,696,713

% of Total Debt	2.87%		9.50%		27.17%	4.01%	2.87%	53.57%	100.00%
Balloon Payments	$97,847		$397,726		$1,234,782	$158,698	$107,339	$2,454,976	$4,451,368
Scheduled Amortization	$37,100		$48,651		$41,541	$29,580	$27,439	$61,034	$245,345

(1)	In July 2005, the Company refinanced the debt on the property through a secured draw on the Company’s revolving line of credit facility. The facility expires on October 30, 2007.
(2)	Amount includes construction financing for the expansion of the property of $23.9 million, which matures in February 2008, and existing mortgage financing of $50.3 million, which matures in August 2006. The Company has assumed it will repay both financings upon the maturity date of the existing financing in August 2006.

Boston Properties, Inc.

First Quarter 2006

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of March 31, 2006 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

March 31, 2006
Total Assets:
Capitalized Property Value	$11,259,298
Cash and Cash Equivalents	32,214
Undeveloped Land, at Cost	192,639
Development in Process, at Cost (including Joint Venture %)	150,622

Total Assets	$11,634,773

Unencumbered Assets	$5,117,518

Secured Debt (Fixed and Variable) (1)	$3,165,524
Joint Venture Debt	212,698
Contingent Liabilities & Letters of Credit	14,331
Unsecured Debt (2)	1,515,000

Total Outstanding Debt	$4,907,553

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)	$75,240
Add: Interest Expense (per Consolidated Income Statement)	74,817
Add: Depreciation and Amortization (per Consolidated Income Statement)	66,847
Add: Loss from early extinguishment of debt	467

EBITDA	217,371
Add: Company share of unconsolidated joint venture EBITDA	6,427

Consolidated EBITDA	$223,798

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$74,817
Add: Company share of unconsolidated joint venture interest expense	3,383
Less: Amortization of financing costs	(1,173)
Less: Interest expense funded by construction loan draws	(697)

Adjusted Interest Expense	$76,330

	Test	Actual
Covenant Ratios and Related Data
Total Outstanding Debt/Total Assets	Less than 60%	42.2%
Secured Debt/Total Assets	Less than 50%	29.0%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.93
Unencumbered Assets/ Unsecured Debt	Greater than 150%	337.8%

Unencumbered Consolidated EBITDA		$98,163

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		4.31

% of unencumbered Consoidated EBITDA to Consolidated EBITDA		43.9%

# of unencumbered properties		71

(1)	Excludes Fair Value Adjustment of $20,025.
(2)	Excludes Debt Discount of $3,837.

Boston Properties, Inc.

First Quarter 2006

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of March 31, 2006

	Market Square North	Metropolitan Square	265 Franklin Street	901 New York Avenue	Wisconsin Place (1)(2)	505 9th Street (1)	Value- Added Fund (3)	New York Land Venture (1)	Combined
Total Equity (4)	$7,772	$32,956	$20,165	$2,399	$4,960	$21,243	$5,469	$3,872	$98,836

Mortgage/Construction loans payable (4)	$45,814	$67,310	$21,194	$42,500	$13,398	$6,357	$16,125	$—	$212,698

BXP’s nominal ownership percentage	50.00%	51.00%	35.00%	25.00%	23.89%	50.00%	25.00%	50.00%

Results of Operations

(unaudited and in thousands)

for the three months ended March 31, 2006

	Market Square North	Metropolitan Square	265 Franklin Street	901 New York Avenue		Wisconsin Place (1)(2)	505 9th Street (1)	Value- Added Fund (3)	New York Land Venture (1)	Combined
REVENUE
Total revenue	$5,253	$7,012	$3,026	$7,576		$—	$—	$2,349	$—	$25,216	(5)

EXPENSES
Operating	1,773	2,364	1,230	2,507		—	—	662	3	8,539

SUBTOTAL	3,480	4,648	1,796	5,069		—	—	1,687	(3)	16,677

Interest	1,777	2,718	905	2,232		—	—	936	—	8,568
Depreciation and amortization	1,254	1,372	1,165	1,439		—	—	836	—	6,066

NET INCOME/(LOSS)	$449	$558	$(274)	$1,398		$—	$—	$(85)	$(3)	$2,043

BXP’s share of net income/(loss)	$225	$284	$(96)	$900	(6)	$—	$—	$(22)	$(1)	$1,290
BXP’s share of depreciation & amortization	627	700	408	360		—	—	209	—	2,304

BXP’s share of Funds from Operations (FFO)	$852	$984	$312	$1,260		$—	$—	$187	$(1)	$3,594

(1)	Property is currently not in service (i.e., under construction or undeveloped land).
(2)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.
(3)	For additional information on the Value-Added Fund, see page 19. Information presented includes costs which relate to the organization and operations of the Value-Added Fund.
(4)	Represents the Company’s share.
(5)	The net impact of the straight-line rent adjustment increased revenue by approximately $1.0 million for the three months ended March 31, 2006.
(6)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

First Quarter 2006

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2006	2007	2008	2009	2010	Thereafter	Total
Metropolitan Square (51%)	$682	$978	$1,061	$1,152	$63,437	$—	$67,310
Market Square North (50%)	758	1,081	1,167	1,260	41,548	—	45,814
901 New York Avenue (25%)	—	—	554	635	669	40,642	42,500
265 Franklin Street (35%)	—	21,194	—	—	—	—	21,194	(1)
Wisconsin Place (23.89%)	(116)	1,828	1,785	9,901		—	13,398	(2)
505 9th Street (50%)	—	—	—	—	—	6,357	6,357	(3)

	$1,324	$25,081	$4,567	$12,948	$105,654	$46,999	$196,573

Weighted Average Rate (2)	7.95%	5.98%	7.40%	6.52%	8.00%	5.28%	6.99%

% of Total Debt	0.67%	12.76%	2.32%	6.59%	53.75%	23.91%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	18.77%	5.94%	2.2 years
Fixed Rate Debt	81.23%	7.21%	6.0 years

Total Debt	100.00%	6.99%	5.3 years

(*)	All amounts represent the Company’s share. Amounts exlcude the Value-Added Fund, see page 19 for additional information on debt pertaining to the Value-Added Fund.
(1)	The loan facility allows the venture to borrow an additional $9.4 million (of which the Company’s share is $2.4 million).
(2)	Approximately $9.9 million represents construction loan financing which matures in 2009. The remaining amount represents a seller financed non-interest bearing purchase money mortgage and includes adjustments to reflect the fair value of the note. The weighted-average interest rates exclude the impact of this loan.
(3)	Amount represents construction financing comprised of a $60.0 million loan commitment (of which the Company’s share is $30.0 million) which bears interest at a fixed rate of 5.73% per annum and a $35.0 million loan commitment (of which the Company’s share is $17.5 million) which bears interest at a variable rate of LIBOR plus 1.25% per annum. The financing converts to a ten-year fixed rate loan in October 2007 at an interest rate of 5.73% per annum with a provision for an increase in the borrowing capacity by $35.0 million (of which the Company’s share would be $17.5 million). The conversion is subject to conditions which the Company expects to satisfy.

Boston Properties, Inc.

First Quarter 2006

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Company intends to leverage its regional operating platform to source and acquire properties that will generate opportunity for value creation through repositioning, capital improvements and/or leasing strategies. The Value-Added Fund has total equity commitments of $140 million. Assuming an estimated 65% leverage ratio, the Value-Added Fund is anticipated to have up to $400 million of total investments. The Company will receive asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

The Company’s interest in the Value-Added Fund is 25%. The investment in the Value-Added Fund is not included in the Company’s portfolio information tables or any other portfolio level statistics.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF	Mortgage Notes Payable (1)
Worldgate Plaza, Herndon, VA	4	322,328	75.0%	$32.53	$14,250	(2)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	6.67	1,875	(3)

Total	5	433,210	81.4%	$24.40	$16,125

Results of Operations

(unaudited and in thousands)

for the three months ended March 31, 2006

Value-Added Fund
REVENUE

Total revenue (4)	$2,349

EXPENSES
Operating	662

SUBTOTAL	1,687

Interest	936
Depreciation and amortization	836

NET LOSS	$(85)

BXP’s share of net loss	$(22)
BXP’s share of depreciation & amortization	209

BXP’s share of Funds from Operations (FFO)	$187

The Company’s Equity in the Value-Added Fund	$5,469

(1)	Represents the Company’s share.
(2)	The mortgage bears interest at LIBOR plus 0.89% per annum and matures December 1, 2007 with two one-year extension options. As of March 31, 2006, the interest rate was 5.55% per annum.
(3)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(4)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $87 and ($93), respectively for the three months ended March 31, 2006.

Boston Properties, Inc.

First Quarter 2006

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Net Operating Income of In-Service Properties by Location and Type of Property

for the Quarter Ended March 31, 2006 (1)(2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total	Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)
Greater Boston	8,052,975	(5)	20.6%	776,234	2.0%	8,829,209	28.4%	0.4%	23.0%
Greater Washington	7,282,710	(6)	17.2%	858,583	1.4%	8,141,293	26.1%	—	18.6%
Greater San Francisco	4,055,280		13.5%	—	—	4,055,280	13.0%	—	13.5%
Midtown Manhattan	7,792,560		40.8%	—	—	7,792,560	25.0%	—	40.8%
Princeton/East Brunswick, NJ	2,319,229		4.1%	—	—	2,319,229	7.4%	—	4.1%

	29,502,754		96.2%	1,634,817	3.4%	31,137,571	100.0%	0.4%	100.0%

% of Total	94.7%			5.3%		100.0%

Percentage of Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total
Greater Boston	15.5%	7.5%	23.0%
Greater Washington	5.5%	13.1%	18.6%
Greater San Francisco	11.8%	1.7%	13.5%
Midtown Manhattan	40.8%	—	40.8%
Princeton/East Brunswick, NJ	—	4.1%	4.1%

Total	73.6%	26.4%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Long Wharf Marriott, Boston, MA	402	420,000
Cambridge Center Marriott, Cambridge, MA	431	330,400

Total Hotel Properties	833	750,400

Structured Parking

	Number of Spaces	Square Feet
Total Structured Parking	32,925	9,612,974

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	For a quantitative reconciliation of consolidated net operating income (NOI) to net income in accordance with GAAP, see page 44. For disclosures relating to our use of NOI see page 51. NOI from unconsolidated joint ventures has been excluded from consolidated NOI.
(3)	Includes approximately 1,300,000 square feet of retail space.
(4)	The calculation for percentage of Net Operating Income excludes termination income.
(5)	Includes 347,381 square feet at 265 Franklin Street which is 35% owned by Boston Properties.
(6)	Includes 586,478 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties.

Boston Properties, Inc.

First Quarter 2006

In-Service Property Listing

as of March 31, 2006

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,183,438	84.8%	$38.02	Y	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	857,386	100.0%	52.04	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	94.1%	35.32	Y	CBD
The Shops at the Prudential Center	CBD Boston MA	1	511,314	89.8%	63.65	Y(1)	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	44.96	N	CBD
265 Franklin Street (35% ownership)	CBD Boston MA	1	347,381	72.4%	46.90	Y	CBD
One Cambridge Center	East Cambridge MA	1	215,385	73.7%	39.53	N	CBD
Three Cambridge Center	East Cambridge MA	1	108,152	100.0%	28.90	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	33.12	Y	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	36.80	Y	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	49.91	N	CBD
University Place	Mid-Cambridge MA	1	196,007	99.6%	38.46	Y	CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	526,998	86.3%	30.29	Y	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	27.13	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	29.46	Y	S
(2) Prospect Place	Route 128 Mass Turnpike MA	1	296,399	66.4%	26.47	N	S
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	92.4%	28.42	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	48.76	N	S
200 West Street	Route 128 Mass Turnpike MA	1	248,048	98.0%	37.90	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	96.1%	34.19	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,048	83.8%	21.83	Y	S
Bedford Business Park	Route 128 Northwest MA	1	89,961	16.3%	20.65	Y	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	30.03	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	90.9%	24.21	Y	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	53.25	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	21.15	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	30.20	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,689	97.8%	24.64	N	S
191 Spring Street	Route 128 Northwest MA	1	162,700	100.0%	29.77	Y	S
181 Spring Street	Route 128 Northwest MA	1	53,652	89.4%	30.93	N	S
201 Spring Street	Route 128 Northwest MA	1	102,500	100.0%	37.12	N	S
40 Shattuck Road	Route 128 Northwest MA	1	120,000	95.6%	29.86	N	S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	22.04	N	S
Newport Office Park	Route 128 South MA	1	170,013	100.0%	23.36	N	S

		41	8,052,975	90.8%	$37.45

Office/Technical
(2) Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	75.47	N	CBD
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	22.19	N	CBD
Bedford Business Park	Route 128 Northwest MA	2	383,704	100.0%	16.10	Y	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	14.00	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	100.0%	12.40	N	S

		6	776,234	100.0%	$33.91

	Total Greater Boston:	47	8,829,209	91.6%	$37.11

Boston Properties, Inc.

First Quarter 2006

In-Service Property Listing (continued)

as of March 31, 2006

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
(2) Capital Gallery	Southwest Washington DC	1	301,996	99.7%	$40.19	Y	CBD
500 E Street, S. W.	Southwest Washington DC	1	246,057	100.0%	34.83	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	586,478	99.9%	43.85	Y	CBD
1301 New York Avenue	East End Washington DC	1	188,358	100.0%	30.75	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	401,279	98.4%	50.74	Y	CBD
(2) 901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	98.0%	51.27	Y	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	43.27	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	49.50	Y	CBD
Sumner Square	CBD Washington DC	1	207,620	87.8%	40.22	Y	CBD
Democracy Center	Montgomery County MD	3	682,852	80.9%	31.59	Y	S
Montvale Center	Montgomery County MD	1	122,687	89.1%	24.48	Y	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	37.27	N	S
Orbital Sciences 1,2&3	Loudoun County	3	337,228	100.0%	25.29	N	S
One Freedom Square	Fairfax County VA	1	414,075	99.2%	34.32	Y	S
Two Freedom Square	Fairfax County VA	1	421,676	100.0%	37.34	N	S
One Reston Overlook	Fairfax County VA	1	312,685	100.0%	26.11	N	S
Two Reston Overlook	Fairfax County VA	1	134,317	100.0%	28.12	N	S
One and Two Discovery Square	Fairfax County VA	2	367,018	100.0%	38.59	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	32.01	Y	S
New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	40.70	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	30.90	Y	S
12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	33.45	N	S
12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	32.24	N	S

		29	7,282,710	97.4%	$37.67

Office/Technical
Broad Run Business Park	Loudoun County	1	128,646	73.7%	20.94	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	18.70	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	21.39	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.69	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	15.31	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	16.79	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	14.92	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.90	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.31	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	19.62	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	16.05	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	24.66	N	S

		12	858,583	96.1%	$18.47

	Total Greater Washington:	41	8,141,293	97.2%	$35.67

Boston Properties, Inc.

First Quarter 2006

In-Service Property Listing (continued)

as of March 31, 2006

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,016,218	100.0%	$67.67	Y(3)	CBD
280 Park Avenue	Park Avenue NY	1	1,179,064	100.0%	61.03	Y	CBD
Citigroup Center	Park Avenue NY	1	1,569,671	97.5%	64.79	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,686,495	100.0%	73.20	N	CBD
Times Square Tower	Times Square NY	1	1,239,333	96.5%	60.73	Y	CBD
5 Times Square	Times Square NY	1	1,101,779	100.0%	54.97	N	CBD

	Total Midtown Manhattan:	6	7,792,560	98.9%	$64.40

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$26.27	N	S
104 Carnegie Center	Princeton NJ	1	102,830	66.7%	31.10	N	S
105 Carnegie Center	Princeton NJ	1	70,029	81.1%	29.19	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	26.38	N	S
202 Carnegie Center	Princeton NJ	1	128,705	82.3%	30.14	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	30.81	Y	S
210 Carnegie Center	Princeton NJ	1	161,776	74.5%	32.00	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	29.34	N	S
212 Carnegie Center	Princeton NJ	1	149,398	91.9%	34.98	N	S
214 Carnegie Center	Princeton NJ	1	150,774	76.8%	31.02	Y	S
302 Carnegie Center	Princeton NJ	1	64,726	100.0%	34.89	N	S
502 Carnegie Center	Princeton NJ	1	116,374	89.4%	33.74	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.85	Y	S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	34.90	Y	S
508 Carnegie Center	Princeton NJ	1	131,085	100.0%	29.49	Y	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	30.46	Y	S
One Tower Center	East Brunswick NJ	1	412,222	69.5%	36.73	N	S

	Total Princeton/East Brunswick, NJ:	16	2,319,229	87.2%	$32.05

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	824,709	85.0%	$42.76	Y	CBD
Embarcadero Center Two	CBD San Francisco CA	1	766,740	86.3%	46.84	Y	CBD
Embarcadero Center Three	CBD San Francisco CA	1	766,021	89.7%	40.61	Y	CBD
Embarcadero Center Four	CBD San Francisco CA	1	935,502	95.0%	61.63	Y	CBD
611 Gateway	South San Francisco CA	1	256,302	100.0%	30.56	N	S
601 and 651 Gateway	South San Francisco CA	2	506,006	83.9%	28.60	N	S

	Total Greater San Francisco:	7	4,055,280	89.3%	$45.21

	Total In-Service Properties:	117	31,137,571	94.3%	$44.54

(1)	93,797 square feet of space is unencumbered.
(2)	Not included in same property analysis.
(3)	The mortgage loan secured by 599 Lexington Avenue was refinanced through a secured draw on the Company's revolving line of credit facility which facility expires on October 30, 2007.

Boston Properties, Inc.

First Quarter 2006

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

Tenant	Sq. Ft.		% of Portfolio
1 US Government	1,624,697	(1)	5.22%
2 Citibank NA	1,116,094		3.59%
3 Ernst & Young	1,064,939		3.42%
4 Shearman & Sterling	585,808		1.88%
5 Lockheed Martin	566,375		1.82%
6 Genentech	528,218		1.70%
7 Gillette	484,051		1.56%
8 Lehman Brothers	436,723		1.40%
9 Kirkland & Ellis	418,263	(2)	1.34%
10 Parametric Technology	380,987		1.22%
11 Washington Group International	365,245		1.17%
12 Finnegan Henderson Farabow	349,146	(3)	1.12%
13 Orbital Sciences	337,228		1.08%
14 Deutsche Bank Trust	336,137		1.08%
15 Northrop Grumman	327,677		1.05%
16 Ann Taylor	318,567		1.02%
17 Akin Gump Strauss Hauer & Feld	290,132		0.93%
18 Bingham McCutchen	283,175		0.91%
19 MIT	276,851		0.89%
20 O’Melveny & Myers	268,733		0.86%

Total % of Portfolio Square Feet			33.29%
Total % of Portfolio Revenue			37.19%

Major Future Signed Deals

Tenant	Property	Sq. Ft.
DLA Piper Rudnick Gray Cary US LLP	505 9th Street	231,748	(4)(5)
Smithsonian Institute	Capital Gallery Expansion	201,312	(4)
Lockheed Martin Corporation	12290 Sunrise Valley	182,000	(4)
HMS Host	Democracy Center	141,919

(1)	Includes 96,600 square feet of space in properties in which Boston Properties has a 51% and 50% interest.
(2)	Includes 154,612 square feet of space in a property in which Boston Properties has a 51% interest.
(3)	Includes 251,941 square feet of space in a property in which Boston Properties has a 25% interest.
(4)	Property is currently in development.
(5)	Boston Properties has a 50% interest in this property.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

First Quarter 2006

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2006	963,322	$43,750,423	$45.42	$43,755,174	$45.42	3.42%
2007	1,742,578	69,246,473	39.74	69,617,051	39.95	6.18%
2008	1,689,160	72,166,840	42.72	73,402,782	43.46	5.99%
2009	2,682,511	102,428,340	38.18	107,129,859	39.94	9.51%
2010	2,063,080	90,613,825	43.92	94,315,049	45.72	7.32%
2011	2,745,704	122,994,780	44.80	134,566,911	49.01	9.74%
2012	2,659,800	124,801,700	46.92	133,961,769	50.37	9.43%
2013	569,358	21,978,022	38.60	24,408,840	42.87	2.02%
2014	2,027,416	74,897,742	36.94	82,689,793	40.79	7.19%
2015	1,480,614	54,114,764	36.55	63,699,569	43.02	5.25%
Thereafter	7,595,232	402,414,754	52.98	487,267,995	64.15	26.94%

Occupancy By Location*

	CBD		Suburban		Total
Location	31-Mar-06	31-Mar-05	31-Mar-06	31-Mar-05	31-Mar-06	31-Mar-05
Midtown Manhattan	98.9%	96.6%	n/a	n/a	98.9%	96.6%
Greater Boston	90.6%	93.2%	91.1%	89.8%	90.8%	91.7%
Greater Washington	98.6%	97.5%	96.5%	97.2%	97.4%	97.3%
Greater San Francisco	89.2%	81.1%	89.3%	65.7%	89.3%	78.6%
Princeton/East Brunswick, NJ	n/a	n/a	87.2%	90.4%	87.2%	90.4%
Richmond, VA	n/a	91.5%	n/a	n/a	n/a	91.5%
Baltimore, MD	n/a	90.9%	n/a	n/a	n/a	90.9%

Total Portfolio	95.2%	92.7%	92.3%	91.1%	94.1%	92.2%

*	Includes approximately 1,300,000 square feet of retail space.

Boston Properties, Inc.

First Quarter 2006

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2006	300,512	$4,380,868	$14.58	$4,380,868	$14.58	18.38%
2007	321,900	6,032,594	18.74	6,105,445	18.97	19.69%
2008	70,440	1,393,050	19.78	1,441,110	20.46	4.31%
2009	45,508	989,913	21.75	1,031,115	22.66	2.78%
2010	132,510	2,036,218	15.37	2,122,930	16.02	8.11%
2011	57,321	877,397	15.31	877,397	15.31	3.51%
2012	72,362	1,678,838	23.20	1,845,403	25.50	4.43%
2013	80,000	1,665,316	20.82	1,569,316	19.62	4.89%
2014	274,821	4,998,818	18.19	5,707,216	20.77	16.81%
2015	—	—	—	—	—	—
Thereafter	225,532	17,292,139	76.67	17,592,097	78.00	13.80%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-06	31-Mar-05	31-Mar-06	31-Mar-05	31-Mar-06	31-Mar-05
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Greater Washington	n/a	n/a	96.1%	96.1%	96.1%	96.1%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	97.5%	97.5%	97.9%	97.6%

Boston Properties, Inc.

First Quarter 2006

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.		Percentage of Total Square Feet
2006	10,263	$1,745,272	$170.05	(1)	$2,005,792	$195.44	(1)	0.83%
2007	65,221	$3,811,308	58.44		$4,106,105	62.96		5.26%
2008	66,442	$3,895,394	58.63		$4,006,649	60.30		5.36%
2009	67,350	$3,379,002	50.17		$3,446,951	51.18		5.43%
2010	102,640	$3,788,334	36.91		$3,940,730	38.39		8.28%
2011	62,653	$3,893,509	62.14		$4,047,444	64.60		5.06%
2012	97,490	$4,946,465	50.74		$5,409,205	55.48		7.87%
2013	60,230	$5,597,775	92.94		$6,057,478	100.57		4.86%
2014	61,963	$4,676,584	75.47		$5,316,477	85.80		5.00%
2015	92,275	$7,954,156	86.20		$8,696,380	94.24		7.45%
Thereafter	552,771	$28,231,700	51.07		$34,887,643	63.11		44.60%

(1)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $53.64 and $53.64 in 2006.

Boston Properties, Inc.

First Quarter 2006

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2006	1,274,097	$49,876,563	$39.15	$50,141,834	$39.35	4.1%
2007	2,129,699	79,090,375	37.14	79,828,601	37.48	6.8%
2008	1,826,042	77,455,283	42.42	78,850,541	43.18	5.9%
2009	2,795,369	106,797,255	38.21	111,607,925	39.93	9.0%
2010	2,298,230	96,438,377	41.96	100,378,710	43.68	7.4%
2011	2,865,678	127,765,686	44.58	139,491,751	48.68	9.2%
2012	2,829,652	131,427,003	46.45	141,216,377	49.91	9.1%
2013	709,588	29,241,112	41.21	32,035,634	45.15	2.3%
2014	2,364,200	84,573,143	35.77	93,713,486	39.64	7.6%
2015	1,572,889	62,068,920	39.46	72,395,949	46.03	5.1%
Thereafter	8,373,535	447,938,593	53.49	539,747,735	64.46	26.9%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-06	31-Mar-05	31-Mar-06	31-Mar-05	31-Mar-06	31-Mar-05
Midtown Manhattan	98.9%	96.6%	n/a	n/a	98.9%	96.6%
Greater Boston	91.2%	93.3%	92.2%	87.6%	91.6%	90.6%
Greater Washington	98.6%	97.5%	96.4%	97.0%	97.2%	97.2%
Greater San Francisco	89.2%	81.1%	89.3%	65.7%	89.3%	78.6%
Princeton/East Brunswick, NJ	n/a	n/a	87.2%	90.4%	87.2%	90.4%
Richmond, VA	n/a	91.5%	n/a	n/a	n/a	91.5%
Baltimore, MD	n/a	90.9%	n/a	n/a	n/a	90.9%

Total Portfolio	95.2%	92.7%	92.8%	90.7%	94.3%	92.0%

Boston Properties, Inc.

First Quarter 2006

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	361,778	$13,156,320	$36.37	$13,154,854	$36.36		253,704	$3,525,208	$13.89	$3,525,208	$13.89
2007	643,762	22,966,476	35.68	23,137,358	35.94		144,140	2,201,377	15.27	2,263,447	15.70
2008	672,468	21,221,614	31.56	21,730,088	32.31		—	—	—	—	—
2009	1,296,561	46,608,908	35.95	50,092,098	38.63		—	—	—	—	—
2010	427,483	13,920,606	32.56	14,422,736	33.74		—	—	—	—	—
2011	1,016,716	41,100,763	40.43	45,119,431	44.38		—	—	—	—	—
2012	721,168	26,593,317	36.88	28,439,556	39.44		72,362	1,678,838	23.20	1,845,403	25.50
2013	276,618	12,277,109	44.38	13,407,094	48.47		80,000	1,665,316	20.82	1,569,316	19.62
2014	490,721	17,355,687	35.37	18,513,906	37.73		—	—	—	—	—
2015	201,917	7,818,533	38.72	8,447,079	41.83		—	—	—	—	—
Thereafter	446,450	15,403,587	34.50	20,441,672	45.79		225,532	17,292,139	76.67	17,592,097	78.00

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	1,073	$1,310,411	$1,221.26	$1,570,931	$1,464.05	(1)	616,555	$17,991,939	$29.18	$18,250,993	$29.60
2007	23,966	1,825,920	76.19	1,848,720	77.14		811,868	26,993,772	33.25	27,249,525	33.56
2008	7,084	1,032,874	145.80	1,080,202	152.48		679,552	22,254,488	32.75	22,810,290	33.57
2009	13,111	1,234,726	94.17	1,243,834	94.87		1,309,672	47,843,634	36.53	51,335,932	39.20
2010	41,532	787,101	18.95	787,101	18.95		469,015	14,707,707	31.36	15,209,836	32.43
2011	14,095	940,875	66.75	974,764	69.16		1,030,811	42,041,637	40.79	46,094,195	44.72
2012	52,949	2,118,859	40.02	2,163,063	40.85		846,479	30,391,014	35.90	32,448,021	38.33
2013	23,705	2,998,098	126.48	3,131,667	132.11		380,323	16,940,523	44.54	18,108,077	47.61
2014	19,902	2,182,558	109.67	2,342,102	117.68		510,623	19,538,245	38.26	20,856,008	40.84
2015	43,651	5,743,886	131.59	6,110,855	139.99		245,568	13,562,419	55.23	14,557,934	59.28
Thereafter	385,433	14,128,762	36.66	16,358,106	42.44		1,057,415	46,824,488	44.28	54,391,875	51.44

(1)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $109.07 and $109.07 in 2006.

Boston Properties, Inc.

First Quarter 2006

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2006	68,109	3,065,651	45.01	3,065,651	45.01		—	—	—	—	—
Q3 2006	200,278	6,877,684	34.34	6,877,684	34.34		253,704	3,525,208	13.89	3,525,208	13.89
Q4 2006	93,391	3,212,985	34.40	3,211,519	34.39		—	—	—	—	—

Total 2006	361,778	$13,156,320	$36.37	$13,154,854	$36.36		253,704	3,525,208	13.89	3,525,208	13.89

Q1 2007	119,914	$3,910,352	$32.61	$3,913,598	$32.64		—	$—	$—	$—	$—
Q2 2007	166,269	6,039,171	36.32	6,054,387	36.41		—	—	—	—	—
Q3 2007	81,744	3,645,036	44.59	3,633,207	44.45		144,140	2,201,377	15.27	2,263,447	15.70
Q4 2007	275,835	9,371,916	33.98	9,536,166	34.57		—	—	—	—	—

Total 2007	643,762	$22,966,476	$35.68	$23,137,358	$35.94		144,140	2,201,377	15.27	2,263,447	15.70

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2006	889	619,203	696.52	673,803	757.93		68,998	3,684,854	53.41	3,739,454	54.20
Q3 2006	4	187,008	46,752.00	211,008	52,752.00		453,986	10,589,901	23.33	10,613,901	23.38
Q4 2006	180	504,200	2,801.11	686,120	3,811.78		93,571	3,717,185	39.73	3,897,639	41.65

Total 2006	1,073	1,310,411	$1,221.26	$1,570,931	$1,464.05	(1)	616,555	$17,991,939	$29.18	$18,250,993	$29.60

Q1 2007	12,559	$1,180,045.56	$93.96	1,180,046	$93.96		132,473	$5,090,397	$38.43	$5,093,643	$38.45
Q2 2007	7,181	496,677	69.17	519,477	72.34		173,450	6,535,848	37.68	6,573,864	37.90
Q3 2007	—	—	—	—	—		225,884	5,846,413	25.88	5,896,654	26.10
Q4 2007	4,226	149,197	35.30	149,197	35.30		280,061	9,521,114	34.00	9,685,364	34.58

Total 2007	23,966	$1,825,919.64	$76.19	$1,848,719.64	$77.14		811,868	$26,993,772	$33.25	$27,249,525	$33.56

(1)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $109.07 and $109.07 in 2006.

Boston Properties, Inc.

First Quarter 2006

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	110,280	$4,025,671	$36.50	$4,028,473	$36.53	46,808	$855,660	$18.28	$855,660	$18.28
2007	374,689	13,185,780	35.19	13,291,111	35.47	177,760	3,831,217	21.55	3,841,998	21.61
2008	206,184	6,963,658	33.77	7,353,077	35.66	70,440	1,393,050	19.78	1,441,110	20.46
2009	858,543	30,347,999	35.35	31,576,698	36.78	45,508	989,913	21.75	1,031,115	22.66
2010	912,194	35,811,927	39.26	37,888,248	41.54	132,510	2,036,218	15.37	2,122,930	16.02
2011	737,119	25,603,684	34.73	28,615,083	38.82	57,321	877,397	15.31	877,397	15.31
2012	797,008	28,992,598	36.38	33,394,889	41.90	—	—	—	—	—
2013	63,026	1,847,058	29.31	2,170,511	34.44	—	—	—	—	—
2014	426,087	15,662,399	36.76	18,621,766	43.70	274,821	4,998,818	18.19	5,707,216	20.77
2015	710,870	26,764,859	37.65	32,225,757	45.33	—	—	—	—	—
Thereafter	1,687,358	70,377,880	41.71	85,688,047	50.78	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	1,092	$54,799	$50.18	$54,799	$50.18	158,180	$4,936,130	$31.21	$4,938,932	$31.22
2007	12,610	388,239	30.79	395,330	31.35	565,059	17,405,236	30.80	17,528,439	31.02
2008	18,152	772,376	42.55	793,255	43.70	294,776	9,129,084	30.97	9,587,441	32.52
2009	23,554	778,790	33.06	808,054	34.31	927,605	32,116,702	34.62	33,415,867	36.02
2010	18,410	712,823	38.72	772,247	41.95	1,063,114	38,560,967	36.27	40,783,425	38.36
2011	15,459	705,146	45.61	564,483	36.51	809,899	27,186,226	33.57	30,056,964	37.11
2012	7,519	172,270	22.91	195,877	26.05	804,527	29,164,868	36.25	33,590,767	41.75
2013	13,377	616,701	46.10	734,208	54.89	76,403	2,463,758	32.25	2,904,718	38.02
2014	20,753	581,896	28.04	687,425	33.12	721,661	21,243,113	29.44	25,016,407	34.67
2015	17,701	732,382	41.38	905,823	51.17	728,571	27,497,240	37.74	33,131,580	45.47
Thereafter	28,570	1,026,551	35.93	1,537,177	53.80	1,715,928	71,404,431	41.61	87,225,224	50.83

Boston Properties, Inc.

First Quarter 2006

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	54,581	2,020,690	37.02	2,020,690	37.02	—	—	—	—	—
Q3 2006	36,627	1,506,551	41.13	1,509,353	41.21	33,400	589,628	17.65	589,628	17.65
Q4 2006	19,072	498,430	26.13	498,430	26.13	13,408	266,032	19.84	266,032	19.84

Total 2006	110,280	$4,025,671	$36.50	$4,028,473	$36.53	46,808	$855,660	$18.28	$855,660	$18.28

Q1 2007	48,233	$1,678,467	$34.80	$1,686,102	$34.96	—	$—	$—	$—	$—
Q2 2007	49,023	1,933,993	39.45	1,978,304	40.35	14,338	221,960	15.48	225,545	15.73
Q3 2007	255,454	8,807,697	34.48	8,839,113	34.60	52,050	1,073,679	20.63	1,073,679	20.63
Q4 2007	21,979	765,623	34.83	787,591	35.83	111,372	2,535,577	22.77	2,542,774	22.83

Total 2007	374,689	$13,185,780	$35.19	$13,291,111	$35.47	177,760	$3,831,217	$21.55	$3,841,998	$21.61

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	1,084	54,759	50.52	54,759	50.52	55,665	2,075,450	37.28	2,075,450	37.28
Q3 2006	—	—	—	—	—	70,027	2,096,179	29.93	2,098,981	29.97
Q4 2006	8	40	5.00	40	5.00	32,488	764,502	23.53	764,502	23.53

Total 2006	1,092	$54,799	$50.18	54,799	$50.18	158,180	$4,936,130	$31.21	4,938,932	$31.22

Q1 2007	752	$26,436	$35.15	$26,436	$35.15	48,985	$1,704,903	$34.80	$1,712,539	$34.96
Q2 2007	7,393	128,719	17.41	131,613	17.80	70,754	2,284,672	32.29	2,335,463	33.01
Q3 2007	—	—	—	—	—	307,504	9,881,377	32.13	9,912,793	32.24
Q4 2007	4,465	233,084	52.20	237,280	53.14	137,816	3,534,284	25.64	3,567,645	25.89

Total 2007	12,610	$388,239	$30.79	$395,330	$31.35	565,059	$17,405,236	$30.80	$17,528,439	$31.02

Boston Properties, Inc.

First Quarter 2006

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	284,500	$15,011,838	$52.77	$15,015,253	$52.78	—	$—	$—	$—	$—
2007	317,134	15,073,649	47.53	15,095,559	47.60	—	—	—	—	—
2008	301,530	11,447,632	37.97	11,562,099	38.34	—	—	—	—	—
2009	143,342	7,136,303	49.79	6,630,489	46.26	—	—	—	—	—
2010	189,672	10,783,049	56.85	11,455,399	60.40	—	—	—	—	—
2011	222,441	19,111,772	85.92	19,392,817	87.18	—	—	—	—	—
2012	147,478	6,685,905	45.33	7,602,971	51.55	—	—	—	—	—
2013	92,465	3,500,737	37.86	3,941,740	42.63	—	—	—	—	—
2014	392,787	13,517,446	34.41	15,458,772	39.36	—	—	—	—	—
2015	339,570	10,657,919	31.39	12,959,298	38.16	—	—	—	—	—
Thereafter	835,179	35,363,193	42.34	38,390,065	45.97	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	7,440	$313,635	$42.16	$313,635	$42.16	291,940	$15,325,473	$52.50	$15,328,888	$52.51
2007	16,259	1,119,224	68.84	1,149,226	70.68	333,393	16,192,873	48.57	16,244,784	48.73
2008	39,524	2,023,690	51.20	2,062,961	52.20	341,054	13,471,322	39.50	13,625,060	39.95
2009	30,685	1,365,486	44.50	1,395,063	45.46	174,027	8,501,789	48.85	8,025,552	46.12
2010	37,668	1,897,143	50.36	1,950,115	51.77	227,340	12,680,191	55.78	13,405,514	58.97
2011	16,624	726,788	43.72	749,770	45.10	239,065	19,838,560	82.98	20,142,587	84.26
2012	30,972	1,934,337	62.45	2,182,962	70.48	178,450	8,620,243	48.31	9,785,933	54.84
2013	8,408	589,853	70.15	632,191	75.19	100,873	4,090,590	40.55	4,573,931	45.34
2014	8,365	532,818	63.70	591,420	70.70	401,152	14,050,264	35.02	16,050,191	40.01
2015	30,923	1,477,889	47.79	1,679,701	54.32	370,493	12,135,808	32.76	14,638,999	39.51
Thereafter	7,222	256,819	35.56	298,093	41.28	842,401	35,620,012	42.28	38,688,158	45.93

Boston Properties, Inc.

First Quarter 2006

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	40,748	2,597,300	63.74	2,597,300	63.74	—	—	—	—	—
Q3 2006	50,883	2,740,650	53.86	2,744,065	53.93	—	—	—	—	—
Q4 2006	192,869	9,673,888	50.16	9,673,888	50.16	—	—	—	—	—

Total 2006	284,500	$15,011,838	$52.77	$15,015,253	$52.78	—	—	—	—	—

Q1 2007	31,555	$1,383,374	$43.84	$1,383,374	$43.84	—	$—	$—	$—	$—
Q2 2007	119,622	6,355,770	53.13	6,360,758	53.17	—	—	—	—	—
Q3 2007	100,605	4,422,758	43.96	4,427,106	44.00	—	—	—	—	—
Q4 2007	65,352	2,911,747	44.55	2,924,320	44.75	—	—	—	—	—

Total 2007	317,134	$15,073,649	$47.53	$15,095,559	$47.60	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	40,748	2,597,300	63.74	2,597,300	63.74
Q3 2006	1,314	128,249	97.60	128,249	97.60	52,197	2,868,899	54.96	2,872,314	55.03
Q4 2006	6,126	185,386	30.26	185,386	30.26	198,995	9,859,273	49.55	9,859,273	49.55

Total 2006	7,440	$313,635	$42.16	$313,635	$42.16	291,940	$15,325,473	$52.50	$15,328,888	$52.51

Q1 2007	2,929	$182,740	$62.39	$184,360	$62.94	34,484	$1,566,114	$45.42	$1,567,734	45.46
Q2 2007	1,611	138,416	85.92	140,592	87.27	121,233	6,494,186	53.57	6,501,351	53.63
Q3 2007	9,783	661,153	67.58	687,358	70.26	110,388	5,083,911	46.05	5,114,464	46.33
Q4 2007	1,936	136,915	70.72	136,915	70.72	67,288	3,048,662	45.31	3,061,235	45.49

Total 2007	16,259	1,119,224	68.84	1,149,226	70.68	333,393	$16,192,873	$48.57	$16,244,784	$48.73

Boston Properties, Inc.

First Quarter 2006

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	150,739	$9,527,396	$63.20	$9,527,396	$63.20	—	$—	$—	$—	$—
2007	128,209	8,715,152	67.98	8,721,314	68.02	—	—	—	—	—
2008	495,147	32,091,951	64.81	32,301,704	65.24	—	—	—	—	—
2009	143,817	10,188,001	70.84	10,276,190	71.45	—	—	—	—	—
2010	318,216	22,511,072	70.74	22,860,765	71.84	—	—	—	—	—
2011	431,031	26,430,562	61.32	29,831,156	69.21	—	—	—	—	—
2012	988,646	62,346,020	63.06	64,330,869	65.07	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	199,087	12,322,584	61.90	13,285,988	66.73	—	—	—	—	—
2015	74,105	4,787,398	64.60	5,193,973	70.09	—	—	—	—	—
Thereafter	4,556,894	279,046,840	61.24	340,201,715	74.66	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	658	$66,427	$100.95	$66,427	$100.95	151,397	$9,593,823	$63.37	$9,593,823	$63.37
2007	12,386	477,925	38.59	712,829	57.55	140,595	9,193,077	65.39	9,434,143	67.10
2008	1,682	66,453	39.51	70,230	41.75	496,829	32,158,404	64.73	32,371,934	65.16
2009	—	—	—	—	—	143,817	10,188,001	70.84	10,276,190	71.45
2010	5,030	391,268	77.79	431,268	85.74	323,246	22,902,340	70.85	23,292,033	72.06
2011	16,475	1,520,701	92.30	1,758,426	106.73	447,506	27,951,263	62.46	31,589,582	70.59
2012	6,050	720,999	119.17	867,303	143.36	994,696	63,067,019	63.40	65,198,172	65.55
2013	14,740	1,393,123	94.51	1,559,411	105.79	14,740	1,393,123	94.51	1,559,411	105.79
2014	12,943	1,379,312	106.57	1,695,530	131.00	212,030	13,701,895	64.62	14,981,518	70.66
2015	—	—	—	—	—	74,105	4,787,398	64.60	5,193,973	70.09
Thereafter	131,546	12,819,569	97.45	16,694,267	126.91	4,688,440	291,866,409	62.25	356,895,982	76.12

Boston Properties, Inc.

First Quarter 2006

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	43,721	2,390,882	54.68	2,390,882	54.68	—	—	—	—	—
Q3 2006	30,100	2,051,646	68.16	2,051,646	68.16	—	—	—	—	—
Q4 2006	76,918	5,084,868	66.11	5,084,868	66.11	—	—	—	—	—

Total 2006	150,739	$9,527,396	$63.20	$9,527,396	$63.20	—	$—	$—	$—	$—

Q1 2007	—	$—	$—	$—	$—	—	$—	$—	—	$—
Q2 2007	26,681	1,550,120	58.10	1,550,120	58.10	—	—	—	—	—
Q3 2007	61,807	4,300,363	69.58	4,306,525	69.68	—	—	—	—	—
Q4 2007	39,721	2,864,669	72.12	2,864,669	72.12	—	—	—	—	—

Total 2007	128,209	$8,715,152	$67.98	$8,721,314	$68.02	—	$—	$—	$—	$—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	350	26,166	74.76	26,166	74.76	44,071	2,417,048	54.84	2,417,048	54.84
Q3 2006	—	—	—	—	—	30,100	2,051,646	68.16	2,051,646	68.16
Q4 2006	308	40,261	130.72	40,261	130.72	77,226	5,125,129	66.37	5,125,129	66.37

Total 2006	658	$66,427	$100.95	$66,427	$100.95	151,397	$9,593,823	$63.37	$9,593,823	$63.37

Q1 2007	12,386	$477,924.96	$38.59	712,829	$57.55	12,386	$477,924.96	$38.59	712,829	$57.55
Q2 2007	—	—	—	—	—	26,681	1,550,120	58.10	1,550,120	58.10
Q3 2007	—	—	—	—	—	61,807	4,300,363	69.58	4,306,525	69.68
Q4 2007	—	—	—	—	—	39,721	2,864,669	72.12	2,864,669	72.12

Total 2007	12,386	$477,925	$38.59	$712,829	$57.55	140,595	$9,193,077	$65.39	$9,434,143	$67.10

Boston Properties, Inc.

First Quarter 2006

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	56,025	$2,029,199	$36.22	$2,029,199	$36.22	—	$—	$—	$—	$—
2007	278,784	9,305,417	33.38	9,371,710	33.62	—	—	—	—	—
2008	13,831	441,984	31.96	455,815	32.96	—	—	—	—	—
2009	240,248	8,147,129	33.91	8,554,385	35.61	—	—	—	—	—
2010	215,515	7,587,172	35.20	7,687,902	35.67	—	—	—	—	—
2011	338,397	10,748,000	31.76	11,608,424	34.30	—	—	—	—	—
2012	5,500	183,859	33.43	193,484	35.18	—	—	—	—	—
2013	137,249	4,353,118	31.72	4,889,497	35.63	—	—	—	—	—
2014	518,734	16,039,627	30.92	16,809,362	32.40	—	—	—	—	—
2015	154,152	4,086,055	26.51	4,873,463	31.61	—	—	—	—	—
Thereafter	69,351	2,223,253	32.06	2,546,496	36.72	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—	$—	$—	$—	56,025	$2,029,199	$36.22	$2,029,199	$36.22
2007	—	—	—	—	—	278,784	9,305,417	33.38	9,371,710	33.62
2008	—	—	—	—	—	13,831	441,984	31.96	455,815	32.96
2009	—	—	—	—	—	240,248	8,147,129	33.91	8,554,385	35.61
2010	—	—	—	—	—	215,515	7,587,172	35.20	7,687,902	35.67
2011	—	—	—	—	—	338,397	10,748,000	31.76	11,608,424	34.30
2012	—	—	—	—	—	5,500	183,859	33.43	193,484	35.18
2013	—	—	—	—	—	137,249	4,353,118	31.72	4,889,497	35.63
2014	—	—	—	—	—	518,734	16,039,627	30.92	16,809,362	32.40
2015	—	—	—	—	—	154,152	4,086,055	26.51	4,873,463	31.61
Thereafter	—	—	—	—	—	69,351	2,223,253	32.06	2,546,496	36.72

Boston Properties, Inc.

First Quarter 2006

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	28,238	1,034,144	36.62	1,034,144	36.62	—	—	—	—	—
Q3 2006	4,251	170,491	40.11	170,491	40.11	—	—	—	—	—
Q4 2006	23,536	824,564	35.03	824,564	35.03	—	—	—	—	—

Total 2006	56,025	$2,029,199	$36.22	$2,029,199	$36.22	—	$—	$—	$—	$—

Q1 2007	14,590	$557,890	$38.24	$557,890	$38.24	—	$—	$—	$—	$—
Q2 2007	12,171	436,475	35.86	436,475	35.86	—	—	—	—	—
Q3 2007	174,663	5,426,935	31.07	5,493,227	31.45	—	—	—	—	—
Q4 2007	77,360	2,884,117	37.28	2,884,117	37.28	—	—	—	—	—

Total 2007	278,784	$9,305,417	$33.38	$9,371,710	$33.62	—	$—	$—	$—	$—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	28,238	1,034,144	36.62	1,034,144	36.62
Q3 2006	—	—	—	—	—	4,251	170,491	40.11	170,491	40.11
Q4 2006	—	—	—	—	—	23,536	824,564	35.03	824,564	35.03

Total 2006	—	$—	$—	$—	$—	56,025	$2,029,199	$36.22	$2,029,199	$36.22

Q1 2007	—	$—	$—	$—	$—	14,590	$557,890	$38.24	$557,890	$38.24
Q2 2007	—	—	—	—	—	12,171	436,475	35.86	436,475	35.86
Q3 2007	—	—	—	—	—	174,663	5,426,935	31.07	5,493,227	31.45
Q4 2007	—	—	—	—	—	77,360	2,884,117	37.28	2,884,117	37.28

Total 2007	—	$—	$—	$—	$—	278,784	$9,305,417	$33.38	$9,371,710	$33.62

Boston Properties, Inc.

First Quarter 2006

CBD PROPERTIES

Lease Expirations

	Greater Boston							Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	109,326	$6,677,576	(1)	$61.08	$6,920,517	(1)	$63.30	49,218	$2,083,454	$42.33	$2,086,256	$42.39
2007	167,367	$9,024,459	(2)	53.92	$9,062,681	(2)	54.15	277,942	9,871,001	35.51	9,923,889	35.70
2008	197,431	$8,136,938		41.21	$8,220,436		41.64	35,494	1,480,550	41.71	1,588,009	44.74
2009	809,058	$30,650,811		37.88	$33,493,316		41.40	559,366	21,380,865	38.22	22,540,128	40.30
2010	192,418	$7,035,217		36.56	$7,118,697		37.00	430,917	19,295,621	44.78	20,331,311	47.18
2011	541,645	$29,218,254		53.94	$32,400,130		59.82	203,859	8,932,604	43.82	9,781,337	47.98
2012	321,986	$15,042,410		46.72	$15,914,466		49.43	87,057	3,549,194	40.77	3,613,437	41.51
2013	283,939	$14,879,539		52.40	$16,044,789		56.51	4,927	224,690	45.60	269,803	54.76
2014	431,430	$17,530,050		40.63	$18,550,519		43.00	63,796	3,197,447	50.12	3,885,715	60.91
2015	230,936	$13,260,287		57.42	$14,255,802		61.73	356,839	17,449,106	48.90	20,651,657	57.87
Thereafter	894,715	$43,299,672		48.39	$49,285,214		55.08	913,553	44,837,256	49.08	58,531,207	64.07

	New York							San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	151,397	$9,593,823		$63.37	$9,593,823		$63.37	277,747	$14,516,968	$52.27	$14,516,968	$52.27
2007	140,595	9,193,077		65.39	9,434,143		67.10	303,422	15,433,772	50.87	15,479,739	51.02
2008	496,829	32,158,404		64.73	32,371,934		65.16	282,874	12,080,678	42.71	12,154,279	42.97
2009	143,817	10,188,001		70.84	10,276,190		71.45	149,230	7,255,969	48.62	7,405,659	49.63
2010	323,246	22,902,340		70.85	23,292,033		72.06	216,308	12,398,021	57.32	13,090,946	60.52
2011	447,506	27,951,263		62.46	31,589,582		70.59	239,065	19,838,560	82.98	20,142,587	84.26
2012	994,696	63,067,019		63.40	65,198,172		65.55	172,710	8,499,499	49.21	9,649,982	55.87
2013	14,740	1,393,123		94.51	1,559,411		105.79	100,873	4,090,590	40.55	4,573,931	45.34
2014	212,030	13,701,895		64.62	14,981,518		70.66	144,850	6,218,579	42.93	7,080,526	48.88
2015	74,105	4,787,398		64.60	5,193,973		70.09	144,489	6,027,160	41.71	6,727,197	46.56
Thereafter	4,688,440	291,866,409		62.25	356,895,982		76.12	790,847	34,223,530	43.27	36,864,809	46.61

	Princeton/East Brunswick							Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—		$—	$—		$—	—	$—	$—	$—	$—
2007	—	—		—	—		—	—	—	—	—	—
2008	—	—		—	—		—	—	—	—	—	—
2009	—	—		—	—		—	—	—	—	—	—
2010	—	—		—	—		—	—	—	—	—	—
2011	—	—		—	—		—	—	—	—	—	—
2012	—	—		—	—		—	—	—	—	—	—
2013	—	—		—	—		—	—	—	—	—	—
2014	—	—		—	—		—	—	—	—	—	—
2015	—	—		—	—		—	—	—	—	—	—
Thereafter	—	—		—	—		—	—	—	—	—	—

(1)	Includes 1,073 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $49.58 and rent on expiring leases with future step-up is $49.42 per square foot in 2006.
(2)	Includes 23,166 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $49.97 and rent on expiring leases with future step-up is $50.08 per square foot in 2007.

Boston Properties, Inc.

First Quarter 2006

SUBURBAN PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	507,229	$11,314,362	$22.31	$11,330,476	$22.34	108,962	$2,852,676	$26.18	$2,852,676	$26.18
2007	644,501	17,969,313	27.88	18,186,844	28.22	287,117	7,534,235	26.24	7,604,551	26.49
2008	482,121	14,117,550	29.28	14,589,854	30.26	259,282	7,648,534	29.50	7,999,433	30.85
2009	500,614	17,192,823	34.34	17,842,616	35.64	368,239	10,735,838	29.15	10,875,738	29.53
2010	276,597	7,672,489	27.74	8,091,139	29.25	632,197	19,265,346	30.47	20,452,114	32.35
2011	489,166	12,823,384	26.21	13,694,065	27.99	606,040	18,253,622	30.12	20,275,627	33.46
2012	524,493	15,348,604	29.26	16,533,555	31.52	717,470	25,615,674	35.70	29,977,330	41.78
2013	96,384	2,060,984	21.38	2,063,288	21.41	71,476	2,239,069	31.33	2,634,915	36.86
2014	79,193	2,008,194	25.36	2,305,489	29.11	657,865	18,045,666	27.43	21,130,692	32.12
2015	14,632	302,132	20.65	302,132	20.65	371,732	10,048,134	27.03	12,479,923	33.57
Thereafter	162,700	3,524,816	21.66	5,106,661	31.39	802,375	26,567,175	33.11	28,694,016	35.76

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—	$—	$—	$—	14,193	$808,504	$56.97	$811,919	$57.21
2007	—	—	—	—	—	29,971	759,102	25.33	765,045	25.53
2008	—	—	—	—	—	58,180	1,390,644	23.90	1,470,781	25.28
2009	—	—	—	—	—	24,797	1,245,820	50.24	619,893	25.00
2010	—	—	—	—	—	11,032	282,170	25.58	314,568	28.51
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	5,740	120,744	21.04	135,952	23.68
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	256,302	7,831,685	30.56	8,969,665	35.00
2015	—	—	—	—	—	226,004	6,108,648	27.03	7,911,803	35.01
Thereafter	—	—	—	—	—	51,554	1,396,482	27.09	1,823,349	35.37

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	56,025	$2,029,199	$36.22	$2,029,199	$36.22	—	$—	$—	$—	$—
2007	278,784	9,305,417	33.38	9,371,710	33.62	—	—	—	—	—
2008	13,831	441,984	31.96	455,815	32.96	—	—	—	—	—
2009	240,248	8,147,129	33.91	8,554,385	35.61	—	—	—	—	—
2010	215,515	7,587,172	35.20	7,687,902	35.67	—	—	—	—	—
2011	338,397	10,748,000	31.76	11,608,424	34.30	—	—	—	—	—
2012	5,500	183,859	33.43	193,484	35.18	—	—	—	—	—
2013	137,249	4,353,118	31.72	4,889,497	35.63	—	—	—	—	—
2014	518,734	16,039,627	30.92	16,809,362	32.40	—	—	—	—	—
2015	154,152	4,086,055	26.51	4,873,463	31.61	—	—	—	—	—
Thereafter	69,351	2,223,253	32.06	2,546,496	36.72	—	—	—	—	—

Boston Properties, Inc.

First Quarter 2006

HOTEL PERFORMANCE

Long Wharf Marriott - Boston

	First Quarter 2006		First Quarter 2005	Percent Change
Occupancy	77.7%		72.7%	6.9%
Average Daily Rate	$187.52		$176.34	6.3%
Revenue per available room	$145.64		$128.20	13.6%

Cambridge Center Marriott

	First Quarter 2006		First Quarter 2005	Percent Change
Occupancy	56.8	%(1)	65.5%	-13.3%
Average Daily Rate	$158.38		$147.99	7.0%
Revenue per available room	$89.96		$96.98	-7.2%

Total Hotel Performance

	First Quarter 2006		First Quarter 2005	Percent Change
Occupancy	67.0%		69.0%	-2.9%
Average Daily Rate	$172.44		$161.67	6.7%
Revenue per available room	$116.83		$112.05	4.3%

(1)	In December 2005, the Company commenced a room renovation project.

Boston Properties, Inc.

First Quarter 2006

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	31-Mar-06	31-Mar-05	31-Mar-06	31-Mar-05	31-Mar-06	31-Mar-05
Greater Boston	90.7%	93.3%	94.2%	91.0%	92.3%	92.2%
Greater Washington	98.5%	100.0%	96.4%	97.0%	97.1%	97.9%
Midtown Manhattan	98.9%	96.6%	n/a	n/a	98.9%	96.6%
Princeton/East Brunswick, NJ	n/a	n/a	87.2%	90.4%	87.2%	90.4%
Greater San Francisco	89.2%	85.3%	89.3%	65.7%	89.3%	81.6%

Total Portfolio	95.0%	94.1%	93.5%	91.8%	94.4%	93.2%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	31-Mar-06	31-Mar-05	31-Mar-06	31-Mar-05	31-Mar-06	31-Mar-05
Total Office Portfolio	95.0%	94.1%	93.0%	91.1%	94.2%	93.0%
Total Office/Technical Portfolio	100.0%	100.0%	97.5%	97.5%	97.6%	97.6%

Total Portfolio	95.0%	94.1%	93.5%	91.8%	94.4%	93.2%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

First Quarter 2006

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/ Technical	Hotel (1)	Total
Number of Properties	96	17	2	115
Square feet	28,365,130	1,403,789	750,400	30,519,319
Percent of in-service properties	96.1%	85.9%	100.0%	95.7%
Occupancy @ 3/31/2005	93.0%	97.6%	—	93.2%
Occupancy @ 3/31/2006	94.2%	97.6%	—	94.4%
Percent change from 1st quarter 2006 over 1st quarter 2005 (2):
Rental revenue	3.6%	2.1%	2.0%	3.6%
Operating expenses and real estate taxes	7.5%	-2.8%	6.2%	7.3%
Net Operating Income (3)	1.8%	3.5%	-32.7%	1.6%
Net Operating Income (3) - without hotels				1.8%

Rental revenue - cash basis	6.6%	3.1%	2.0%	6.4%
Net Operating Income (3) - cash basis (4)	6.2%	4.8%	-32.8%	5.9%
Net Operating Income (3) - cash basis(4) - without hotels				6.1%

Same Property Lease Analysis - quarter ended March 31, 2006

	Office	Office/ Technical	Total
Vacant space available @ 1/1/2006 (sf)	1,751,251	33,799	1,785,050
Square footage of leases expiring or terminated 1/1/2006-3/31/2006	370,015	—	370,015

Total space for lease (sf)	2,121,266	33,799	2,155,065

New tenants (sf)	472,014		472,014
Renewals (sf)	16,429	—	16,429

Total space leased (sf)	488,443	—	488,443

Space available @ 3/31/2006 (sf)	1,632,823	33,799	1,666,622

Net (increase)/decrease in available space (sf)	118,428	—	118,428
Average lease term (months)	87	—	87
Average free rent (days)	12	—	12
2nd generation TI/Comm PSF	$38.40	$—	$38.40
Increase (decrease) in 2nd generation gross rents (4)	-8.40%	—	-8.40%
Increase (decrease) in 2nd generation net rents (4)	-15.58%	—	-15.58%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.
(2)	See page 45 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income in accordance with GAAP, see page 44. For disclosures relating to our use of NOI, see page 51.
(4)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 325,216 square feet.

Boston Properties, Inc.

First Quarter 2006

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	3/31/2006	3/31/2005
	(in thousands)
Net income available to common shareholders	$67,737	$61,242
Gains on sales of real estate from discontinued operations, net of minority interest	—	—
Income from discontinued operations, net of minority interest	—	293
Gains on sales of real estate, net of minority interest	(5,441)	(1,208)
Minority interest in Operating Partnership	15,470	15,677
Income from unconsolidated joint ventures	(1,290)	(1,335)
Minority interest in property partnerships	(1,236)	(1,652)

Income before minority interests in property partnerships, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and discontinued operations	75,240	73,017

Add:
Loss from early entinguishment of debt	467
Depreciation and amortization	66,847	67,796
Interest expense	74,817	79,354
General and administrative expense	14,642	14,813

Subtract:
Interest and other income	(1,965)	(1,631)
Development and management services income	(4,376)	(4,536)

Consolidated Net Operating Income	$225,672	$228,813

Same Property Net Operating Income	$218,285	$214,861
Net operating income from non Same Properties (1)	6,575	12,726
Termination income	812	1,226

Consolidated Net Operating Income	$225,672	$228,813

Same Property Net Operating Income	$218,285	$214,861
Less straight-line rent and fair value lease revenue	12,794	20,748

Same Property Net Operating Income - cash basis	$205,491	$194,113

(1)	See pages 21-23 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

First Quarter 2006

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-06	31-Mar-05			31-Mar-06	31-Mar-05
Rental Revenue	$322,120	$311,234			$5,975	$5,851

Less Termination Income	812	1,226			—	—

Rental revenue - subtotal	321,308	310,008	11,300	3.6%	5,975	5,851	124	2.1%

Operating expenses and real estate taxes	108,598	100,983	7,615	7.5%	1,266	1,302	(36)	-2.8%

Net Operating Income (1)	$212,710	$209,025	$3,685	1.8%	$4,709	$4,549	$160	3.5%

Rental revenue - subtotal	$321,308	$310,008			$5,975	$5,851

Less straight line rent and fair value lease revenue	12,857	20,751	(7,894)	-38.0%	(65)	(5)	(60)	1200.0%

Rental revenue - cash basis	308,451	289,257	19,194	6.6%	6,040	5,856	184	3.1%

Less:
Operating expenses and real estate taxes	108,598	100,983	7,615	7.5%	1,266	1,302	(36)	-2.8%

Net Operating Income (2) - cash basis	$199,853	$188,274	$11,579	6.2%	$4,774	$4,554	$220	4.8%

	Hotel				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-06	31-Mar-05			31-Mar-06	31-Mar-05
Rental Revenue	$12,343	$12,096			$340,438	$329,181

Less Termination Income	—	—			812	1,226

Rental revenue - subtotal	12,343	12,096	$247	2.0%	339,626	327,955	11,671	3.6%

Operating expenses and real estate taxes	11,477	10,809	668	6.2%	121,341	113,094	8,247	7.3%

Net Operating Income (1)	$866	$1,287	$(421)	-32.7%	$218,285	$214,861	$3,424	1.6%

Rental revenue - subtotal	$12,343	$12,096			$339,626	$327,955

Less straight line rent and fair value lease revenue	2	2	—	0.0%	12,794	20,748	(7,954)	-38.3%

Rental revenue - cash basis	12,341	12,094	247	2.0%	326,832	307,207	19,625	6.4%

Less:
Operating expenses and real estate taxes	11,477	10,809	668	6.2%	121,341	113,094	8,247	7.3%

Net Operating Income (2) - cash basis	$864	$1,285	$(421)	-32.8%	$205,491	$194,113	$11,378	5.9%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income in accordance with GAAP, see page 44. For disclosures relating to our use of NOI see page 51.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 44. For disclosures relating to our use of NOI see page 51.

Boston Properties, Inc.

First Quarter 2006

LEASING ACTIVITY

All In-Service Properties - quarter ended March 31, 2006

	Office	Office/Technical	Total
Vacant space available @ 12/31/2005 (sf)	1,871,592	33,799	1,905,391
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions/ assets placed in-service (sf)	—	—	—
Leases expiring or terminated 1/1/2006-3/31/2006 (sf)	370,015	—	370,015

Total space for lease (sf)	2,241,607	33,799	2,275,406

New tenants (sf)	481,172	—	481,172
Renewals (sf)	16,429	—	16,429

Total space leased (sf)	497,601	—	497,601 (1)

Space available @ 3/31/2006 (sf)	1,744,006	33,799	1,777,805

Net (increase)/decrease in available space (sf)	127,586	—	127,586
Average lease term (months)	87	—	87
Average free rent (days)	12	—	12
2nd generation TI/Comm PSF	$38.40	$—	$38.40
Increase (decrease) in 2nd generation gross rents (2)	-8.40%	0.00%	-8.40%
Increase (decrease) in 2nd generation net rents (3)	-15.58%	0.00%	-15.58%

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 325,216.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 325,216.

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross rents (2)	Incr (decr) in 2nd gen. net rents (3)	Total Leased
Boston	—	161,392	-15.42%	-26.37%	161,392
Washington	9,158	78,557	-13.56%	-19.97%	87,715
New York	33,789	37,457	7.81%	11.90%	71,246
San Francisco	—	139,700	-7.26%	-15.60%	139,700
Princeton	—	37,548	-11.02%	-22.24%	37,548

	42,947	454,654	-8.40%	-15.58%	497,601

Boston Properties, Inc.

First Quarter 2006

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q1 2006		2005	2004	2003
Recurring capital expenditures	$4,206		$22,369	$25,101	$18,514
Planned non-recurring capital expenditures associated with acquisition properties	220		2,957	4,889	4,464
Hotel improvements, equipment upgrades and replacements	4,263	(1)	4,097	1,001	2,345

	$8,689		$29,423	$30,991	$25,323

2nd Generation Tenant Improvements and Leasing Commissions

	Q1 2006		2005	2004	2003
Office
Square feet	454,654		2,749,079	3,356,267	2,635,914

Tenant improvement and lease commissions PSF	$38.40		$28.75	$24.74	$14.41

Office/Technical
Square feet	—		82,753	195,953	169,893

Tenant improvement and lease commissions PSF	$—		$2.89	$14.35	$6.43

Average tenant improvement and lease commissions PSF	$38.40		$28.00	$24.17	$13.93

(1)	Includes approximately $4.0 million of costs related to a room renovation project at Cambridge Center Marriott.

Boston Properties, Inc.

First Quarter 2006

ACQUISITIONS/DISPOSITIONS

as of March 31, 2006

ACQUISITIONS

For the period from January 1, 2006 through March 31, 2006

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
No Activity

Total Acquisitions		—	$—	$—	$—	—

DISPOSITIONS

For the period from January 1, 2006 through March 31, 2006

Property	Date Disposed		Square Feet	Gross Sales Price	Book Gain
Prudential Center - Land Parcel	Feb-05	(1)	N/A	$51,100,000	$5,705,000

Total Dispositions			—	$51,100,000	$5,705,000

(1)	During January 2006, this transaction qualified as a sale for financial reporting purposes as the continuing involvement provisions were satisfied.

Boston Properties, Inc.

First Quarter 2006

VALUE CREATION PIPELINE - DEVELOPMENT IN PROGRESS (1)

as of March 31, 2006

Development Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Total Construction Loan	Amount Drawn at March 31, 2006	Estimated Future Equity Requirement	Percentage Leased (2)
Parcel E (12290 Sunrise Valley)	Q2 2006	Q2 2006	Reston, VA	1	182,000	$37,695,671	$45,754,416	$—	$—	$8,058,745	100%
Capital Gallery expansion	Q2 2006	Q3 2007	Washington, D.C.	—	318,557	49,385,454	69,100,000	47,225,000	23,874,862	—	94%
Wisconsin Place- Infrastructure (23.89% ownership)	N/A	N/A	Chevy Chase, MD	—	—	18,428,033	31,625,638	26,756,800	13,603,714	44,519	N/A
505 9th Street (50% ownership)	Q4 2007	Q4 2008	Washington, D.C.	1	323,000	25,385,036	65,000,000	47,500,000	6,356,726	—	73%
South of Market (Phase I)	Q1 2008	Q1 2009	Reston, VA	2	401,509	19,299,356	127,150,000	—	—	107,850,644	12%

Total Development Properties				4	1,225,066	$150,193,550	$338,630,054	$121,481,800	$43,835,302	$115,953,908	62%

DEVELOPMENTS PLACED-IN-SERVICE DURING 2006

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Debt	Drawn at March 31, 2006	Estimated Future Equity Requirement	Percentage Leased
Seven Cambridge Center Office	Q1 2006	Q1 2006	Cambridge, MA	1	231,028	$103,368,280	$106,156,057	$—	$—	$—	100%

Total Developments Placed in Service				1	231,028	$103,368,280	$106,156,057	$—	$—	$—	100%

(1)	In accordance with GAAP, a project is classified as a Development in Progress when construction or supply contracts have been signed and physical improvements have commenced.
(2)	Represents percentage leased as of April 25, 2006.

Boston Properties, Inc.

First Quarter 2006

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of March 31, 2006

Location	Acreage	Developable Square Feet
Rockville, MD	68.9	937,000
Dulles, VA	76.6	934,000
Gaithersburg, MD	27.0	850,000
San Jose, CA	3.7	841,000
Reston, VA	34.8	1,378,491
Boston, MA	0.2	304,500
Marlborough, MA	50.0	400,000
Weston, MA	74.0	350,000
Waltham, MA	4.3	202,000
Andover, MA	10.0	110,000
Washington, D.C.	0.5	170,000
Chevy Chase, MD	1.0	300,000

	350.9	6,776,991

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS as of March 31, 2006

Location	Acreage	Developable Square Feet
Princeton, NJ (1)	149.9	1,900,000
Framingham, MA (2)	21.5	300,000
Cambridge, MA (3)	—	200,000

	171.4	2,400,000

(1)	$30.50 per square foot and $125,000 per annum non-refundable payment.
(2)	Subject to ground lease.
(3)	The Company has the option to purchase additional residential rights.

Boston Properties, Inc.

First Quarter 2006

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after a specific and defined supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate. The adjustment to exclude losses from early extinguishments of debt results when the sale of real estate encumbered by debt requires us to pay the extinguishment costs prior to the debt’s stated maturity and to write-off unamortized loan costs at the date of the extinguishment. Such costs are excluded from the gains on sales of real estate reported in accordance with GAAP. However, we view the losses from early extinguishments of debt associated with the sales of real estate as an incremental cost of the sale transactions because we extinguished the debt in connection with the consummation of the sale transactions and we had no intent to extinguish the debt absent such transactions. We believe that this supplemental adjustment more appropriately reflects the results of our operations exclusive of the impact of our sale transactions.

Although our FFO as adjusted clearly differs from NAREIT’s definition of FFO, and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance because we believe that, by excluding the effects of the losses from early extinguishments of debt associated with the sales of real estate, management and investors are presented with an indicator of our operating performance that more closely achieves the objectives of the real estate industry in presenting FFO.

Neither FFO nor FFO as adjusted should be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. Neither FFO nor FFO as adjusted represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO as adjusted non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company) and (2) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income available to common shareholders, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. When a property is treated as “in-service”, we cease capitalization of all project costs. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service.” Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” See pages 21-23 for “In-Service Properties” which are not included in “Same Properties.”

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